Free Writing Prospectus (To the Prospectus dated April 4, 2011, as supplemented by the Prospectus Supplement dated April 22, 2013)	Filed Pursuant to Rule 433 Registration Statement No. 333-173299 April 29, 2013

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ZIONS BANCORPORATION

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Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Auction Status:	ACCEPTING BIDS
Auction Start:	4/29/2013 9:00 AM EDT
Auction End:	4/30/2013 2:30 PM EDT
Last Update:	4/29/2013 9:02:09 AM EDT

Security Type:	Preferred Stock
Coupon	To be determined in auction

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701834
Minimum Offering:	2,000,000
Maximum Offering:	4,000,000
Sizing Phase End:	4/30/2013 12:30 PM EDT
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.750%
Max. Yield:	6.150%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Auction Phase:	Sizing
Current Principal Offered:	$ 50,000,000.00
Current Units Offered:	2,000,000
Number of Bidders:	14
Number of Bids:	16
Fixed Price:	$ 25.00
Current Market-Clearing Yield:	6.150%

Before submitting bids in this auction you must Register or Sign In.

Note: This page will check for updates every minute.

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: AmegyBank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

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Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Zions Direct Auctions - Bidding Qualification 4/29/13 7:01 AM

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ZIONS BANCORPORATION

Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Please confirm your agreement with each of the following by checking the box next to each statement.

- [ ] I agree that the following contact information is correct:

NAME:	Test For Zions Direct
E-MAIL:	auctions@zionsdirect.com
TELEPHONE:	800-524-8875

- [ ] I have accessed or received the Offering Documents.
- [ ] I understand that the depositary shares and underlying shares of this series Preferred Stock available through Zions Direct Auctions are securities and are not insured by the FDIC, are not deposits of any bank or the issuer and may lose value. All securities are subject to investment risk, including possible loss of your investment.
- [ ] By participating in this auction, I declare that my investment objective(s), time horizon and risk tolerance allow for the purchase of the securities being offered. Furthermore, I authorize Zions Direct to update my investor profile, if needed, to align my profile with this purchase.
- [ ] I understand that, while application will be made to list the depositary shares on the New York Stock Exchange, no assurance can be given that the depositary shares will be approved for listing. If the depositary shares are approved for listing, I understand that trading is expected to commence within 30 days of the intial delivery date of the depositary shares.
- [ ] I understand that Zions Direct is committed to conducting fair, open, and transparent auctions for the benefit of all participants. Zions Direct will not tolerate or conduct business with anyone who attempts to disrupt or manipulate the process for any auction. I agree that by participating in this auction I will not be engaging in any such attempt.

I Agree | I DO NOT Agree

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

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ZIONS BANCORPORATION

Bid Page

Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Auction Status:	ACCEPTING BIDS
Auction Start:	4/29/2013 9:00 AM EDT
Auction End:	4/30/2013 2:30 PM EDT
Last Update:	4/29/2013 9:01:20 AM EDT

Security Type:	Preferred Stock
Coupon	To be determined in auction

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701834
Minimum Offering:	2,000,000
Maximum Offering:	4,000,000
Sizing Phase End:	4/30/2013 12:30 PM EDT
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.750%
Max. Yield:	6.150%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Auction Phase:	Sizing
Current Principal Offered:	$ 50,000,000.00
Current Units Offered:	2,000,000
Number of Bidders:	7
Number of Bids:	7
Fixed Price:	$ 25.00
Current Market-Clearing Yield:	6.150%

ZDTEST

Current Market-Clearing Yield: 6.150%

AUCTION BIDS	Units	Yield	Price	Non-Competitive Bid	Submitted	"In the Money"	Amount Due
1			25.00	☐			
2			25.00	☐			
3			25.00	☐			
4			25.00	☐			
5			25.00	☐			

Bid Limit: $ 1,000,000.00 Calculate/Refresh Submit

Auction Activity

Current Market-Clearing Yield: 6.150%

Bidder	Units	Yield	Fixed Price	Timestamp	Potential Award	Potential Amount Due
#33786	210,429	--	$ 25.00	4/29/2013 9:00:27 AM	210,429 units	$ 5,260,725.00
#33143	8,000	--	$ 25.00	4/29/2013 9:00:39 AM	8,000 units	$ 200,000.00
#33788	177,038	--	$ 25.00	4/29/2013 9:01:09 AM	177,038 units	$ 4,425,950.00

https://www.auctions.zionsdirect.com/auction/9342/bid Page 1 of 2

Zions Direct Auctions - Bid Page 4/29/13 7:01 AM

#33787	349,848	--	$ 25.00	4/29/2013 9:01:10 AM	349,848 units	$ 8,746,200.00
#33645	100,000	--	$ 25.00	4/29/2013 9:01:12 AM	100,000 units	$ 2,500,000.00
#33740	8,000	--	$ 25.00	4/29/2013 9:00:31 AM	8,000 units	$ 200,000.00
#33455	160,000	6.150%	$ 25.00	4/29/2013 9:01:03 AM	160,000 units	$ 4,000,000.00
				Auction Totals:	1,013,315 units	$ 25,332,875.00

Note: This page will check for updates every minute.

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT

Our Affiliates: Amegy Bank, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

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Zions Direct Auctions - Review & Confirm Bid Submission 4/29/13 7:01 AM

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ZIONS BANCORPORATION

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Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Bidder	Bid #	Units @ Price	Yield	Max. Award	Max. Amt. Due	Status
ZDTEST	1	1 @ 25.00	6.150%	1 Units	$ 25.00	NEW

Bid Limit: $ 1,000,000.00

I understand that I could be responsible for up to $ 25.00 on my award.

☐ I confirm the bids shown in the table above.

Cancel Confirm

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: AmegyBank California Bank & Trust The Commerce Bank of Oregon The Commerce Bank of Washington National Bank of Arizona Nevada State Bank Vectra Bank Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works® Secured by Entrust ZIONS DIRECT

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Zions Direct Auctions - Results 4/29/13 11:40 AM

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Results

Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Auction Status:	CLOSED
Auction Start:	4/29/2013 9:00 AM EDT
Auction End:	4/29/2013 1:40 PM EDT
Last Update:	4/29/2013 1:40:35 PM EDT

Security Type:	Preferred Stock
Coupon	5.750%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701834
Minimum Offering:	2,000,000
Maximum Offering:	4,000,000
Sizing Phase End:	4/29/2013 10:17 AM EDT
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.750%
Max. Yield:	6.150%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Auction Phase:	Pricing
Principal Offered:	$ 100,000,000.00
Units Offered:	4,000,000
Number of Bidders:	133
Number of Bids:	239
Amt. of Bids:	$ 6,492,842.00
Coverage:	162.32%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	160
Num. Bidders with Bids Accepted:	109
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: 5.750%

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#33786	210,429	5.750%	$ 25.00	4/29/2013 9:00:27 AM	210,429 units	$ 5,260,725.00
#33143	8,000	5.750%	$ 25.00	4/29/2013 9:00:39 AM	8,000 units	$ 200,000.00
#33788	177,038	5.750%	$ 25.00	4/29/2013 9:01:09 AM	177,038 units	$ 4,425,950.00
#33787	349,848	5.750%	$ 25.00	4/29/2013 9:01:10 AM	349,848 units	$ 8,746,200.00
#33645	100,000	5.750%	$ 25.00	4/29/2013 9:01:12 AM	100,000 units	$ 2,500,000.00
#27100	200	5.750%	$ 25.00	4/29/2013 9:01:28 AM	200 units	$ 5,000.00
#30353	127,500	5.750%	$ 25.00	4/29/2013 9:01:37 AM	127,500 units	$ 3,187,500.00
#25433	11,000	5.750%	$ 25.00	4/29/2013 9:01:59 AM	11,000 units	$ 275,000.00
#6561	1,500	5.750%	$ 25.00	4/29/2013 9:02:54 AM	1,500 units	$ 37,500.00
#13375	26,400	5.750%	$ 25.00	4/29/2013 9:05:50 AM	26,400 units	$ 660,000.00

https://www.auctions.zionsdirect.com/auction/9342/results Page 1 of 3

Zions Direct Auctions - Results 4/29/13 11:40 AM

#33628	60,000	5.750%	$ 25.00	4/29/2013 9:07:10 AM	60,000 units	$ 1,500,000.00
#33792	1,000	5.750%	$ 25.00	4/29/2013 9:08:50 AM	1,000 units	$ 25,000.00
#33628	10,000	5.750%	$ 25.00	4/29/2013 9:14:14 AM	10,000 units	$ 250,000.00
#33146	406	5.750%	$ 25.00	4/29/2013 9:15:26 AM	406 units	$ 10,150.00
#13481	400	5.750%	$ 25.00	4/29/2013 9:20:16 AM	400 units	$ 10,000.00
#33531	194,500	5.750%	$ 25.00	4/29/2013 9:22:43 AM	194,500 units	$ 4,862,500.00
#33531	114,000	5.750%	$ 25.00	4/29/2013 9:32:06 AM	114,000 units	$ 2,850,000.00
#33531	20,000	5.750%	$ 25.00	4/29/2013 9:33:19 AM	20,000 units	$ 500,000.00
#13305	800	5.750%	$ 25.00	4/29/2013 9:37:47 AM	800 units	$ 20,000.00
#33148	880	5.750%	$ 25.00	4/29/2013 9:39:21 AM	880 units	$ 22,000.00
#33785	800	5.750%	$ 25.00	4/29/2013 9:39:26 AM	800 units	$ 20,000.00
#18363	400	5.750%	$ 25.00	4/29/2013 9:44:01 AM	400 units	$ 10,000.00
#33531	100,500	5.750%	$ 25.00	4/29/2013 9:48:34 AM	100,500 units	$ 2,512,500.00
#30376	5,000	5.750%	$ 25.00	4/29/2013 9:53:21 AM	5,000 units	$ 125,000.00
#33530	50	5.750%	$ 25.00	4/29/2013 9:53:38 AM	50 units	$ 1,250.00
#33530	50	5.750%	$ 25.00	4/29/2013 9:53:38 AM	50 units	$ 1,250.00
#33532	105,000	5.750%	$ 25.00	4/29/2013 9:56:05 AM	105,000 units	$ 2,625,000.00
#33532	7,500	5.750%	$ 25.00	4/29/2013 9:58:41 AM	7,500 units	$ 187,500.00
#33532	24,000	5.750%	$ 25.00	4/29/2013 9:59:12 AM	24,000 units	$ 600,000.00
#33533	62,500	5.750%	$ 25.00	4/29/2013 10:07:07 AM	62,500 units	$ 1,562,500.00
#33530	50	5.750%	$ 25.00	4/29/2013 10:08:45 AM	50 units	$ 1,250.00
#33530	10	5.750%	$ 25.00	4/29/2013 10:08:45 AM	10 units	$ 250.00
#33530	10	5.750%	$ 25.00	4/29/2013 10:08:45 AM	10 units	$ 250.00
#33533	25,000	5.750%	$ 25.00	4/29/2013 10:11:35 AM	25,000 units	$ 625,000.00
#33149	4,962	5.750%	$ 25.00	4/29/2013 10:16:44 AM	4,962 units	$ 124,050.00
#33533	40,000	5.750%	$ 25.00	4/29/2013 10:17:26 AM	40,000 units	$ 1,000,000.00
#17912	41	5.750%	$ 25.00	4/29/2013 10:18:34 AM	41 units	$ 1,025.00
#32909	30	5.750%	$ 25.00	4/29/2013 10:21:48 AM	30 units	$ 750.00
#30297	10,000	5.750%	$ 25.00	4/29/2013 10:25:48 AM	10,000 units	$ 250,000.00
#33743	338	5.750%	$ 25.00	4/29/2013 10:26:02 AM	338 units	$ 8,450.00
#33150	1,600	5.750%	$ 25.00	4/29/2013 10:28:42 AM	1,600 units	$ 40,000.00
#28429	4	5.750%	$ 25.00	4/29/2013 10:30:44 AM	4 units	$ 100.00
#33533	60,000	5.750%	$ 25.00	4/29/2013 10:31:15 AM	60,000 units	$ 1,500,000.00

https://www.auctions.zionsdirect.com/auction/9342/results Page 2 of 3

Zions Direct Auctions - Results 4/29/13 11:40 AM

#16321	600	5.750%	$ 25.00	4/29/2013 10:33:32 AM	600 units	$ 15,000.00
#33534	6,500	5.750%	$ 25.00	4/29/2013 10:35:57 AM	6,500 units	$ 162,500.00
#33689	20,000	5.750%	$ 25.00	4/29/2013 10:37:05 AM	20,000 units	$ 500,000.00
#33537	10,000	5.750%	$ 25.00	4/29/2013 10:38:46 AM	10,000 units	$ 250,000.00
#33537	25,000	5.750%	$ 25.00	4/29/2013 10:38:46 AM	25,000 units	$ 625,000.00
#33537	50,000	5.750%	$ 25.00	4/29/2013 10:38:46 AM	50,000 units	$ 1,250,000.00
#33537	20,000	5.750%	$ 25.00	4/29/2013 10:38:46 AM	20,000 units	$ 500,000.00
				Auction Totals:	**4,000,000 units**	**$ 100,000,000.00**

Page 1 of 5

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works® Entrust ZIONS DIRECT

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Zions Direct Auctions - Results 4/29/13 11:40 AM

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Results

Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Auction Status:	CLOSED
Auction Start:	4/29/2013 9:00 AM EDT
Auction End:	4/29/2013 1:40 PM EDT
Last Update:	4/29/2013 1:40:49 PM EDT

Security Type:	Preferred Stock
Coupon	5.750%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701834
Minimum Offering:	2,000,000
Maximum Offering:	4,000,000
Sizing Phase End:	4/29/2013 10:17 AM EDT
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.750%
Max. Yield:	6.150%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Auction Phase:	Pricing
Principal Offered:	$ 100,000,000.00
Units Offered:	4,000,000
Number of Bidders:	133
Number of Bids:	239
Amt. of Bids:	$ 6,492,842.00
Coverage:	162.32%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	160
Num. Bidders with Bids Accepted:	109
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: 5.750%

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#33791	3,000	5.750%	$ 25.00	4/29/2013 10:39:21 AM	3,000 units	$ 75,000.00
#30297	10,000	5.750%	$ 25.00	4/29/2013 10:40:32 AM	10,000 units	$ 250,000.00
#33538	15,000	5.750%	$ 25.00	4/29/2013 10:49:24 AM	15,000 units	$ 375,000.00
#33538	50,000	5.750%	$ 25.00	4/29/2013 10:49:24 AM	50,000 units	$ 1,250,000.00
#33538	50,000	5.750%	$ 25.00	4/29/2013 10:49:24 AM	50,000 units	$ 1,250,000.00
#30757	25,000	5.750%	$ 25.00	4/29/2013 10:51:53 AM	25,000 units	$ 625,000.00
#33534	19,000	5.750%	$ 25.00	4/29/2013 10:53:24 AM	19,000 units	$ 475,000.00
#33534	120,000	5.750%	$ 25.00	4/29/2013 10:54:13 AM	120,000 units	$ 3,000,000.00
#33691	1,200	5.750%	$ 25.00	4/29/2013 11:03:06 AM	1,200 units	$ 30,000.00
#28276	80	5.750%	$ 25.00	4/29/2013 11:06:16 AM	80 units	$ 2,000.00

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...0cdae1f0f75a88440ba0dfb9&sort=ytw&sort_direction=asc&page=2&pages=5 Page 1 of 3

Zions Direct Auctions - Results 4/29/13 11:40 AM

#28279	120	5.750%	$ 25.00	4/29/2013 11:09:10 AM	120 units	$ 3,000.00
#33539	9,990	5.750%	$ 25.00	4/29/2013 11:09:33 AM	9,990 units	$ 249,750.00
#33539	9,990	5.750%	$ 25.00	4/29/2013 11:09:33 AM	9,990 units	$ 249,750.00
#33539	49,950	5.750%	$ 25.00	4/29/2013 11:09:33 AM	49,950 units	$ 1,248,750.00
#33539	49,950	5.750%	$ 25.00	4/29/2013 11:09:33 AM	49,950 units	$ 1,248,750.00
#33539	49,950	5.750%	$ 25.00	4/29/2013 11:09:33 AM	49,950 units	$ 1,248,750.00
#33532	3,000	5.750%	$ 25.00	4/29/2013 11:09:55 AM	3,000 units	$ 75,000.00
#33151	1,200	5.750%	$ 25.00	4/29/2013 11:10:09 AM	1,200 units	$ 30,000.00
#29296	40	5.750%	$ 25.00	4/29/2013 11:11:02 AM	40 units	$ 1,000.00
#33535	10,000	5.750%	$ 25.00	4/29/2013 11:11:58 AM	10,000 units	$ 250,000.00
#27445	120	5.750%	$ 25.00	4/29/2013 11:12:39 AM	120 units	$ 3,000.00
#29822	40	5.750%	$ 25.00	4/29/2013 11:12:56 AM	40 units	$ 1,000.00
#25702	4,000	5.750%	$ 25.00	4/29/2013 11:15:26 AM	4,000 units	$ 100,000.00
#30376	25,000	5.750%	$ 25.00	4/29/2013 11:18:11 AM	25,000 units	$ 625,000.00
#33152	3	5.750%	$ 25.00	4/29/2013 11:18:22 AM	3 units	$ 75.00
#33536	10,000	5.750%	$ 25.00	4/29/2013 11:19:18 AM	10,000 units	$ 250,000.00
#33536	3,500	5.750%	$ 25.00	4/29/2013 11:20:04 AM	3,500 units	$ 87,500.00
#33628	2,000	5.750%	$ 25.00	4/29/2013 11:23:23 AM	2,000 units	$ 50,000.00
#7816	260	5.750%	$ 25.00	4/29/2013 11:23:48 AM	260 units	$ 6,500.00
#33154	485	5.750%	$ 25.00	4/29/2013 11:24:21 AM	485 units	$ 12,125.00
#33153	2,000	5.750%	$ 25.00	4/29/2013 11:25:33 AM	2,000 units	$ 50,000.00
#4317	3,000	5.750%	$ 25.00	4/29/2013 11:26:52 AM	3,000 units	$ 75,000.00
#33744	320	5.750%	$ 25.00	4/29/2013 11:27:32 AM	320 units	$ 8,000.00
#30376	2,500	5.750%	$ 25.00	4/29/2013 11:33:27 AM	2,500 units	$ 62,500.00
#33536	43,000	5.750%	$ 25.00	4/29/2013 11:35:34 AM	43,000 units	$ 1,075,000.00
#33745	800	5.750%	$ 25.00	4/29/2013 11:36:46 AM	800 units	$ 20,000.00
#23808	2,000	5.750%	$ 25.00	4/29/2013 11:42:57 AM	2,000 units	$ 50,000.00
#33536	35,000	5.750%	$ 25.00	4/29/2013 11:44:11 AM	35,000 units	$ 875,000.00
#33692	6,800	5.750%	$ 25.00	4/29/2013 11:47:37 AM	6,800 units	$ 170,000.00
#33801	1,000	5.750%	$ 25.00	4/29/2013 11:47:39 AM	1,000 units	$ 25,000.00
#33544	5,000	5.750%	$ 25.00	4/29/2013 11:48:03 AM	5,000 units	$ 125,000.00
#33802	3,200	5.750%	$ 25.00	4/29/2013 11:49:06 AM	3,200 units	$ 80,000.00
#31345	60,000	5.750%	$ 25.00	4/29/2013 11:50:43 AM	60,000 units	$ 1,500,000.00

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...0cdae1f0f75a88440ba0dfb9&sort=ytw&sort_direction=asc&page=2&pages=5 Page 2 of 3

Zions Direct Auctions - Results 4/29/13 11:40 AM

#33803	2,400	5.750%	$ 25.00	4/29/2013 11:50:53 AM	2,400 units	$ 60,000.00
#33693	8,000	5.750%	$ 25.00	4/29/2013 11:51:11 AM	8,000 units	$ 200,000.00
#25433	4,000	5.750%	$ 25.00	4/29/2013 11:51:23 AM	4,000 units	$ 100,000.00
#33694	4,000	5.750%	$ 25.00	4/29/2013 11:55:23 AM	4,000 units	$ 100,000.00
#33741	4,000	5.750%	$ 25.00	4/29/2013 11:56:20 AM	4,000 units	$ 100,000.00
#33155	400	5.750%	$ 25.00	4/29/2013 11:57:57 AM	400 units	$ 10,000.00
#33685	6,000	5.750%	$ 25.00	4/29/2013 11:58:01 AM	6,000 units	$ 150,000.00
				Auction Totals:	**4,000,000 units**	**$ 100,000,000.00**

Page 2 of 5

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works® ZIONS DIRECT

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...0cdae1f0f75a88440ba0dfb9&sort=ytw&sort_direction=asc&page=2&pages=5 Page 3 of 3

Zions Direct Auctions - Results 4/29/13 11:41 AM

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HOME :: HOME :: AUCTION #9342

ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Auction Status:	CLOSED
Auction Start:	4/29/2013 9:00 AM EDT
Auction End:	4/29/2013 1:40 PM EDT
Last Update:	4/29/2013 1:40:59 PM EDT

Security Type:	Preferred Stock
Coupon	5.750%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701834
Minimum Offering:	2,000,000
Maximum Offering:	4,000,000
Sizing Phase End:	4/29/2013 10:17 AM EDT
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.750%
Max. Yield:	6.150%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Auction Phase:	Pricing
Principal Offered:	$ 100,000,000.00
Units Offered:	4,000,000
Number of Bidders:	133
Number of Bids:	239
Amt. of Bids:	$ 6,492,842.00
Coverage:	162.32%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	160
Num. Bidders with Bids Accepted:	109
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: 5.750%

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#32977	69,000	5.750%	$ 25.00	4/29/2013 11:58:57 AM	69,000 units	$ 1,725,000.00
#23017	200	5.750%	$ 25.00	4/29/2013 11:59:09 AM	200 units	$ 5,000.00
#30757	10,000	5.750%	$ 25.00	4/29/2013 11:59:59 AM	10,000 units	$ 250,000.00
#17916	22,000	5.750%	$ 25.00	4/29/2013 12:00:16 PM	22,000 units	$ 550,000.00
#17916	1,000	5.750%	$ 25.00	4/29/2013 12:00:16 PM	1,000 units	$ 25,000.00
#33544	44,000	5.750%	$ 25.00	4/29/2013 12:02:40 PM	44,000 units	$ 1,100,000.00
#33653	2,054	5.750%	$ 25.00	4/29/2013 12:13:37 PM	2,054 units	$ 51,350.00
#33793	200,000	5.750%	$ 25.00	4/29/2013 12:13:40 PM	200,000 units	$ 5,000,000.00
#33654	2,000	5.750%	$ 25.00	4/29/2013 12:15:01 PM	2,000 units	$ 50,000.00
#17916	27,000	5.750%	$ 25.00	4/29/2013 12:16:52 PM	27,000 units	$ 675,000.00

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...7120fd58adb703c5975e3e3&sort=ytw&sort_direction=asc&page=3&pages=5 Page 1 of 3

Zions Direct Auctions - Results 4/29/13 11:41 AM

#33804	40,000	5.750%	$ 25.00	4/29/2013 12:16:53 PM	40,000 units	$ 1,000,000.00
#33655	400	5.750%	$ 25.00	4/29/2013 12:23:36 PM	400 units	$ 10,000.00
#13193	4,000	5.750%	$ 25.00	4/29/2013 12:26:07 PM	4,000 units	$ 100,000.00
#33693	8,000	5.750%	$ 25.00	4/29/2013 12:27:53 PM	8,000 units	$ 200,000.00
#33656	1,757	5.750%	$ 25.00	4/29/2013 12:31:25 PM	1,757 units	$ 43,925.00
#33805	2,840	5.750%	$ 25.00	4/29/2013 12:31:50 PM	2,840 units	$ 71,000.00
#33630	100,000	5.750%	$ 25.00	4/29/2013 12:32:15 PM	100,000 units	$ 2,500,000.00
#33690	12,000	5.750%	$ 25.00	4/29/2013 12:32:25 PM	12,000 units	$ 300,000.00
#33544	8,000	5.750%	$ 25.00	4/29/2013 12:33:42 PM	8,000 units	$ 200,000.00
#33806	200	5.750%	$ 25.00	4/29/2013 12:35:28 PM	200 units	$ 5,000.00
#33695	20,000	5.750%	$ 25.00	4/29/2013 12:36:30 PM	20,000 units	$ 500,000.00
#33739	1,280	5.750%	$ 25.00	4/29/2013 12:36:40 PM	1,280 units	$ 32,000.00
#30762	150,000	5.750%	$ 25.00	4/29/2013 12:37:20 PM	150,000 units	$ 3,750,000.00
#33740	8,000	5.750%	$ 25.00	4/29/2013 12:37:46 PM	8,000 units	$ 200,000.00
#33738	3,812	5.750%	$ 25.00	4/29/2013 12:38:33 PM	3,812 units	$ 95,300.00
#30762	50,000	5.750%	$ 25.00	4/29/2013 12:39:14 PM	50,000 units	$ 1,250,000.00
#33737	1,200	5.750%	$ 25.00	4/29/2013 12:39:27 PM	1,200 units	$ 30,000.00
#33736	5,708	5.750%	$ 25.00	4/29/2013 12:40:18 PM	5,708 units	$ 142,700.00
#30763	125,000	5.750%	$ 25.00	4/29/2013 12:42:37 PM	125,000 units	$ 3,125,000.00
#33687	6,000	5.750%	$ 25.00	4/29/2013 12:42:47 PM	6,000 units	$ 150,000.00
#33809	200	5.750%	$ 25.00	4/29/2013 12:44:54 PM	200 units	$ 5,000.00
#33657	200	5.750%	$ 25.00	4/29/2013 12:45:28 PM	200 units	$ 5,000.00
#33686	3,000	5.750%	$ 25.00	4/29/2013 12:45:37 PM	3,000 units	$ 75,000.00
#31353	2,400	5.750%	$ 25.00	4/29/2013 12:46:39 PM	2,400 units	$ 60,000.00
#33696	4,000	5.750%	$ 25.00	4/29/2013 12:48:09 PM	4,000 units	$ 100,000.00
#28519	500	5.750%	$ 25.00	4/29/2013 12:48:12 PM	500 units	$ 12,500.00
#30762	100,000	5.750%	$ 25.00	4/29/2013 12:51:30 PM	100,000 units	$ 2,500,000.00
#30754	25,000	5.750%	$ 25.00	4/29/2013 12:54:00 PM	25,000 units	$ 625,000.00
#28519	500	5.750%	$ 25.00	4/29/2013 12:54:26 PM	500 units	$ 12,500.00
#33544	2,000	5.750%	$ 25.00	4/29/2013 12:55:42 PM	2,000 units	$ 50,000.00
#30753	30,000	5.750%	$ 25.00	4/29/2013 12:56:23 PM	30,000 units	$ 750,000.00
#18915	15	5.750%	$ 25.00	4/29/2013 12:56:26 PM	15 units	$ 375.00
#25508	1,600	5.750%	$ 25.00	4/29/2013 12:56:53 PM	1,600 units	$ 40,000.00

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...7120fd58adb703c5975e3e3&sort=ytw&sort_direction=asc&page=3&pages=5 Page 2 of 3

Zions Direct Auctions - Results 4/29/13 11:41 AM

#30376	10,000	5.750%	$ 25.00	4/29/2013 12:59:54 PM	10,000 units	$ 250,000.00
#31353	4,000	5.750%	$ 25.00	4/29/2013 1:01:19 PM	4,000 units	$ 100,000.00
#33697	10,000	5.750%	$ 25.00	4/29/2013 1:03:40 PM	10,000 units	$ 250,000.00
#33811	6,000	5.750%	$ 25.00	4/29/2013 1:04:09 PM	6,000 units	$ 150,000.00
#33747	619	5.750%	$ 25.00	4/29/2013 1:09:18 PM	619 units	$ 15,475.00
#33804	40,000	5.750%	$ 25.00	4/29/2013 1:12:55 PM	40,000 units	$ 1,000,000.00
#33658	798	5.750%	$ 25.00	4/29/2013 1:16:47 PM	798 units	$ 19,950.00
				Auction Totals:	**4,000,000 units**	**$ 100,000,000.00**

Page 3 of 5

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT

Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works®

ZIONS DIRECT

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...7120fd58adb703c5975e3e3&sort=ytw&sort_direction=asc&page=3&pages=5 Page 3 of 3

Zions Direct Auctions - Results 4/29/13 11:41 AM

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HOME :: HOME :: AUCTION #9342

ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series H Fixed-Rate Non-Cumulative Perpetual Preferred, Non-Callable 6 Years, S&P:BB | Fitch:B | DBRS:B(low) | Kroll:BB

Auction Status:	CLOSED
Auction Start:	4/29/2013 9:00 AM EDT
Auction End:	4/29/2013 1:40 PM EDT
Last Update:	4/29/2013 1:41:07 PM EDT

Security Type:	Preferred Stock
Coupon	5.750%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701834
Minimum Offering:	2,000,000
Maximum Offering:	4,000,000
Sizing Phase End:	4/29/2013 10:17 AM EDT
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.750%
Max. Yield:	6.150%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Auction Phase:	Pricing
Principal Offered:	$ 100,000,000.00
Units Offered:	4,000,000
Number of Bidders:	133
Number of Bids:	239
Amt. of Bids:	$ 6,492,842.00
Coverage:	162.32%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	160
Num. Bidders with Bids Accepted:	109
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: 5.750%

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#33804	12,500	5.750%	$ 25.00	4/29/2013 1:18:19 PM	12,500 units	$ 312,500.00
#33804	1,500	5.750%	$ 25.00	4/29/2013 1:18:19 PM	1,500 units	$ 37,500.00
#31353	10,000	5.750%	$ 25.00	4/29/2013 1:19:12 PM	10,000 units	$ 250,000.00
#33545	10,000	5.750%	$ 25.00	4/29/2013 1:22:58 PM	10,000 units	$ 250,000.00
#32978	20,000	5.750%	$ 25.00	4/29/2013 1:23:13 PM	20,000 units	$ 500,000.00
#33698	1,500	5.750%	$ 25.00	4/29/2013 1:24:27 PM	1,500 units	$ 37,500.00
#33545	10,000	5.750%	$ 25.00	4/29/2013 1:24:59 PM	10,000 units	$ 250,000.00
#30762	50,000	5.750%	$ 25.00	4/29/2013 1:28:48 PM	50,000 units	$ 1,250,000.00
#33659	200	5.750%	$ 25.00	4/29/2013 1:29:22 PM	200 units	$ 5,000.00
#26285	12,000	5.750%	$ 25.00	4/29/2013 1:31:40 PM	7,873 units	$ 196,825.00

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...7c7734def9861a33b812cd6&sort=ytw&sort_direction=asc&page=4&pages=5 Page 1 of 3

Zions Direct Auctions - Results 4/29/13 11:41 AM

#30353	20,000	5.750%	$ 25.00	4/29/2013 1:34:33 PM	**Rejected: Timestamp**
#32909	800	5.800%	$ 25.00	4/29/2013 10:23:13 AM	**Rejected: Yield**
#33535	2,000	5.800%	$ 25.00	4/29/2013 11:11:58 AM	**Rejected: Yield**
#28519	500	5.800%	$ 25.00	4/29/2013 12:52:15 PM	**Rejected: Yield**
#30754	25,000	5.800%	$ 25.00	4/29/2013 12:53:40 PM	**Rejected: Yield**
#18373	1,000	5.800%	$ 25.00	4/29/2013 12:57:43 PM	**Rejected: Yield**
#33735	400	5.850%	$ 25.00	4/29/2013 9:02:51 AM	**Rejected: Yield**
#33533	10,000	5.850%	$ 25.00	4/29/2013 10:31:15 AM	**Rejected: Yield**
#33535	12,000	5.850%	$ 25.00	4/29/2013 11:11:58 AM	**Rejected: Yield**
#33536	5,000	5.850%	$ 25.00	4/29/2013 11:44:11 AM	**Rejected: Yield**
#33544	15,000	5.850%	$ 25.00	4/29/2013 12:19:43 PM	**Rejected: Yield**
#30757	20,000	5.850%	$ 25.00	4/29/2013 12:40:39 PM	**Rejected: Yield**
#32021	200,000	5.850%	$ 25.00	4/29/2013 12:42:06 PM	**Rejected: Yield**
#13375	12,000	5.850%	$ 25.00	4/29/2013 12:54:49 PM	**Rejected: Yield**
#30753	30,000	5.900%	$ 25.00	4/29/2013 9:03:32 AM	**Rejected: Yield**
#28519	500	5.900%	$ 25.00	4/29/2013 9:25:42 AM	**Rejected: Yield**
#33688	2,000	5.900%	$ 25.00	4/29/2013 10:16:15 AM	**Rejected: Yield**
#23706	2,000	5.900%	$ 25.00	4/29/2013 11:29:43 AM	**Rejected: Yield**
#33607	200,000	5.900%	$ 25.00	4/29/2013 11:47:30 AM	**Rejected: Yield**
#24577	4,000	5.900%	$ 25.00	4/29/2013 12:10:44 PM	**Rejected: Yield**
#33804	60,000	5.900%	$ 25.00	4/29/2013 12:16:53 PM	**Rejected: Yield**
#19610	40	5.900%	$ 25.00	4/29/2013 12:19:24 PM	**Rejected: Yield**
#30758	40,000	5.900%	$ 25.00	4/29/2013 12:28:16 PM	**Rejected: Yield**
#30757	20,000	5.900%	$ 25.00	4/29/2013 12:36:37 PM	**Rejected: Yield**
#33740	8,000	5.950%	$ 25.00	4/29/2013 9:00:31 AM	**Rejected: Yield**
#33736	5,708	5.950%	$ 25.00	4/29/2013 9:03:44 AM	**Rejected: Yield**
#33737	1,200	5.950%	$ 25.00	4/29/2013 9:04:34 AM	**Rejected: Yield**
#33738	3,812	5.950%	$ 25.00	4/29/2013 9:05:23 AM	**Rejected: Yield**
#33739	1,280	5.950%	$ 25.00	4/29/2013 9:06:23 AM	**Rejected: Yield**
#30763	12,500	5.950%	$ 25.00	4/29/2013 9:25:33 AM	**Rejected: Yield**
#30763	20,000	5.950%	$ 25.00	4/29/2013 9:50:52 AM	**Rejected: Yield**
#32977	1,500	5.950%	$ 25.00	4/29/2013 10:19:26 AM	**Rejected: Yield**
#30757	20,000	5.950%	$ 25.00	4/29/2013 10:25:36 AM	**Rejected: Yield**

https://www.auctions.zionsdirect.com/auction/9342/results?csrf_toke...7c7734def9861a33b812cd6&sort=ytw&sort_direction=asc&page=4&pages=5 Page 2 of 3

Zions Direct Auctions - Results 4/29/13 11:41 AM

#33534	25,000	5.950%	$ 25.00	4/29/2013 10:34:54 AM	Rejected: Yield
#30353	200,000	5.950%	$ 25.00	4/29/2013 10:59:56 AM	Rejected: Yield
#30297	80,000	5.950%	$ 25.00	4/29/2013 11:00:38 AM	Rejected: Yield
#33535	5,000	5.950%	$ 25.00	4/29/2013 11:03:49 AM	Rejected: Yield
#32941	10,000	5.950%	$ 25.00	4/29/2013 11:19:16 AM	Rejected: Yield
#22941	800	5.950%	$ 25.00	4/29/2013 11:23:08 AM	Rejected: Yield
#32977	50,000	5.950%	$ 25.00	4/29/2013 11:26:22 AM	Rejected: Yield
				Auction Totals: 4,000,000 units	$ 100,000,000.00

Page 4 of 5

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated April 22, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

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Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

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